Putnam
Intermediate
U.S. Government
Income Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Fellow Shareholder:

The fiscal year that ended on November 30, 2002, was a challenging period for the managers of Putnam Intermediate U.S. Government Income Fund. Starting so soon after the terrorist attacks of September 11, the period began with the markets and prospects for the economy still firmly in the grip of uncertainty.

As the year unfolded, investors' flight to the safety of bonds drove bond prices higher and yields lower. While the fund posted positive performance for the full year, what proved in hindsight to be the management team's overly defensive positioning resulted in underperformance of both the fund's benchmark and its Lipper category average. You will find the details on page 7. In addition, the decline in interest rates during the period also necessitated a reduction in the fund's dividend.

In the following report, the managers provide a discussion of the strategies and reasoning behind their investment decisions during the period, including the reasons for the dividend cut. They also offer their views on prospects for fiscal 2003.

Respectfully yours,

/S/JOHN A. HILL                       /S/GEORGE PUTNAM, III

John A. Hill                          George Putnam, III
Chairman of the Trustees              President of the Funds
January 15, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Core Fixed-Income Team

A weak equity market and uncertainty about possible war with Iraq kept investors' focus on bonds during the 12 months ended November 30, 2002, and enabled intermediate-term government securities to provide solid returns. The widespread preference for quality and safety helped boost the absolute return for Putnam Intermediate U.S. Government Income Fund, as your fund's management team worked to protect principal and provide income by adjusting the portfolio's composition to take advantage of shifting trends. However, during the second half of the fund's fiscal year, our early shift to a more defensive stance -- designed to insulate the fund against rising interest rates -- worked against us when rates unexpectedly fell and sparked another bond-market rally. As a result of this positioning, the fund underperformed both its benchmark index, the Lehman Intermediate Government Bond Index, and the average return for its Lipper category. For more information on performance, please turn to page 7.

Total return for 12 months ended 11/30/02

      Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
   5.85%    2.44%    5.21%    2.21%    5.06%    4.06%    5.68%    3.65%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* DROP IN MARKET INTEREST RATES LED TO DIVIDEND REDUCTION

In the months prior to the beginning of the fund's fiscal year, (October and November 2001), investors were wrestling with how September 11 was likely to affect the economy. The widespread uncertainty fueled a flight to quality, driving down short-term interest rates and Treasury yields to extremely low levels that we felt were unsustainable. This contention proved correct. During December 2001 and the beginning of the first quarter of 2002, interest rates rose, reflecting optimism that the U.S. economy would improve.


[GRAPHIC OMITTED: horizontal bar chart COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

                        11/30/01  11/30/02
Fixed-rate
mortgage-backed
securities                90.2%     59.4%

Adjustable-rate
mortgage-backed
securities                 2.1%      0.5%

U.S. Treasury
securities                18.3%     15.9%

Cash and
short-term
investments               12.5%     47.3%

U.S. government
agency obligations         0.0%     10.5%

Footnote reads:
*Based on net assets as of 11/30/02. Holdings will vary over time.


However, this sentiment changed during the second and third quarters of 2002, as the equity market tumbled dramatically. Interest rates declined rapidly due to fears about a possible "double-dip" recession. Yields fell beyond the lows reached shortly after September 11. With the stock market in a free-fall, investors fled to the relative safety offered by government securities. The stability offered by the Treasury market also attracted those who were uncertain about the possibility of war with Iraq. Treasury yields fell to generational lows, even though the market was well aware that a significant new supply of Treasuries would come to market in the near future to meet shortfalls in the federal budget. In light of this interest-rate environment, it became necessary to reduce the fund's dividend shortly after the end of the fiscal year.


* TEAM EMPHASIZED CAPITAL PRESERVATION AND INCOME

We shifted our strategy as the year developed. At the start, we felt that market yields reflected a more pessimistic view of the economy than we believed was warranted. In anticipation of a stronger economy -- and the higher interest rates we expected to accompany it -- we implemented a defensive duration strategy in order to preserve capital. Duration is a measure of the fund's sensitivity to changes in interest rates, measured in years. When the duration is short, the fund is less likely to be affected by changes in interest rates; when duration is long, interest-rate changes will have a greater impact on the fund. Because bond prices move in the opposite direction of interest rates, we seek to lengthen duration when we anticipate lower rates and to shorten it when we believe rates are about to rise.


[GRAPHIC OMITTED: vertical bar chart DURATION OVERVIEW]

DURATION OVERVIEW*

0-1 year            22.1%

1-5 years           55.4%

5-10 years          17.8%

10-15 years          0.1%

15+ years            4.7%

Footnote reads:
*Based on net assets as of 11/30/02. Duration will vary over time.


In late 2001 and early 2002, we minimized the effect of price declines by implementing a short duration -- keeping the fund less sensitive to rate shifts during a time when rates were rising. We also increased investments in mortgage-backed securities, which typically outperform Treasuries in rising-rate environments. This approach proved beneficial for fund performance. Once we believed that yields had stabilized somewhat, we extended the fund's duration. We believed that rates would remain steady or fall, which is what came to pass. We continued to favor mortgage-backed securities because valuations in that sector remained attractive.

During the latter half of your fund's fiscal year, we again took up a very defensive duration posture. While we implemented this strategy a bit early -- and dampened performance as a result -- our position was vindicated during the last two months of the period. Interest rates rose in response to improved economic growth, the anticipation of further recovery, the Federal Reserve Board's aggressive cut in short-term interest rates in early November, and the expectation that the new Republican majority in both houses of Congress would provide further fiscal stimulus in the form of tax cuts and increased federal spending.

Fund Profile

Putnam Intermediate U.S. Government Income Fund seeks a high level of current income, consistent with preservation of capital, by allocating its assets among intermediate-maturity U.S. Treasuries, mortgage-backed securities, and other U.S. government agency securities. The fund may be appropriate for investors seeking current income and relative stability.


* FUND FOCUSED ON MORTGAGE-BACKED SECURITIES FOR INCOME

At the end of November, approximately 60% of your fund's assets were invested in mortgage-backed securities (MBSs), a reflection of our intent to focus on coupon income rather than seek capital appreciation. Most of this stake consisted of MBSs issued by the Federal National Mortgage Association (Fannie Mae). Earlier in the period, we had focused on 15-year Fannie Maes with coupons in the 6.5% to 7.5% range, because they offered solid prepayment protection. Mortgage-backed securities carry some risk that the mortgage holders might pay off their home loans early in order to refinance. Consideration of prepayment risk is key when investing in mortgage-backed securities, because prepayments leave mortgage bond holders, such as the fund, with principal that often may have to be reinvested at lower prevailing rates.

Toward the end of the period, we rotated into 30-year Fannie Maes with coupon rates of 7.0% because we believed these securities offered attractive value. We favored MBSs composed of newly issued mortgages. Torrid refinancing activity created a glut of supply in the market, resulting in what we thought were attractive prices. The fund's remaining mortgage-related holdings at the end of the period were Fannie Maes that had not been paid for 90 days, which were subsequently assumed and backed by the Government National Mortgage Association (Ginnie Maes). We believe that these investments offer value as well as potential insulation against prepayments.

We also invested in government agency debentures as a way to diversify the portfolio. These bonds carried no prepayment risk and offered yields that were incrementally higher than Treasuries. We invested a small portion of the fund in shorter-term Treasury bills and the remaining Treasury allocation in longer-term maturities. This "barbell" structure is at the heart of our defensive interest-rate posture. By investing in short-term bills and Treasuries at the long end of the maturity spectrum of an intermediate-term fund -- with little in between -- we aimed to avoid Treasury securities that would be most susceptible to price declines if interest rates were to rise.

* INTEREST RATES EXPECTED TO RISE IN 2003

We believe that U.S. economic growth will reach moderate levels in 2003, supported by monetary stimulus provided by the Federal Reserve Board and increased government spending. Consumer spending remains healthy, and we see some signs of a nascent recovery in corporate capital spending. The economy should also be helped by a weakening dollar, which we think should help U.S. manufactured goods become more competitively priced.

Protection of your principal value will be a key priority for us in 2003 due to our hope and belief that rates should eventually rise. At the same time, we will try to bolster returns by focusing on income. To that end, we currently favor MBSs over comparable alternatives in the Treasury and agency markets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02, there is no guarantee the fund will continue to hold these securities in the future. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

The fund is managed by the Putnam Core Fixed-Income Team. The members of the team are Kevin Cronin (Portfolio Leader), Rob Bloemker (Portfolio Member), Carl Bell, Andrea Burke, D. William Kohli, James Prusko,
Michael Salm, John Van Tassel, and David Waldman.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.



TOTAL RETURN FOR PERIODS ENDED 11/30/02

                         Class A         Class B           Class C        Class M
(inception dates)       (2/16/93)       (2/16/93)         (7/26/99)       (4/3/95)
                       NAV     POP     NAV     CDSC      NAV    CDSC    NAV     POP
---------------------------------------------------------------------------------------
1 year                5.85%    2.44%   5.21%   2.21%    5.06%   4.06%   5.68%   3.65%
---------------------------------------------------------------------------------------
5 years              35.65    31.36   31.59   31.59    30.05   30.05   34.54   31.85
Annual average        6.29     5.61    5.64    5.64     5.40    5.40    6.11    5.69
---------------------------------------------------------------------------------------
Life of fund         75.28    69.51   65.53   65.53    62.05   62.05   72.78   69.40
Annual average        5.90     5.54    5.28    5.28     5.06    5.06    5.75    5.53
---------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/02

                        Lehman Intermediate            Consumer
                       Government Bond Index          price index
-------------------------------------------------------------------------
1 year                         7.13%                     2.25%
-------------------------------------------------------------------------
5 years                       41.70                     12.24
Annual average                 7.22                      2.34
-------------------------------------------------------------------------
Life of fund                  85.36                     26.83
Annual average                 6.53                      2.47
-------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.25% and 2.00%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 3% in the first year, declining to 1% in the year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 2/16/93

               Fund's class A     Lehman Intermediate     Consumer price
Date            shares at POP    Government Bond Index        index

11/30/93            9,907               10,422               10,203
11/30/94            9,796               10,249               10,468
11/30/95           11,154               11,650               10,741
11/30/96           11,739               12,309               11,090
11/30/97           12,491               13,081               11,300
11/30/98           13,492               14,251               11,468
11/30/99           13,524               14,422               11,768
11/30/00           14,773               15,607               12,173
11/30/01           15,826               17,303               12,404
11/30/02          $16,951              $18,536              $12,683

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,553 and $16,205, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,278 ($16,940 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/02

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                  12            12            12            12
------------------------------------------------------------------------------
Income                $0.200277     $0.169390     $0.161586     $0.192415
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
  Long-term               --            --            --            --
------------------------------------------------------------------------------
  Short-term           0.020800      0.020800      0.020800      0.020800
------------------------------------------------------------------------------
  Total               $0.221077     $0.190190     $0.182386     $0.213215
------------------------------------------------------------------------------
Share value:          NAV     POP       NAV           NAV      NAV     POP
------------------------------------------------------------------------------
11/30/01            $5.10    $5.27    $5.11         $5.10    $5.11   $5.21
------------------------------------------------------------------------------
11/30/02             5.17     5.34     5.18          5.17     5.18    5.29
------------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1               2.80%    2.71%    2.17%         2.02%    2.64%   2.58%
------------------------------------------------------------------------------
Current
30-day SEC
yield 2              1.68     1.63     1.08          0.92     1.53    1.50
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                    Class A         Class B         Class C         Class M
(inception dates)  (2/16/93)       (2/16/93)       (7/26/99)       (4/3/95)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            7.78%   4.26%   7.12%   4.12%   6.97%   5.97%   7.59%   5.50%
------------------------------------------------------------------------------
5 years          36.10   31.55   32.29   32.29   30.67   30.67   35.24   32.55
Annual average    6.36    5.64    5.76    5.76    5.50    5.50    6.22    5.80
------------------------------------------------------------------------------
Life of fund     77.34   71.51   67.39   67.39   63.85   63.85   75.12   71.70
Annual average    5.97    5.62    5.36    5.36    5.13    5.13    5.84    5.63
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and up to 10 years. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Intermediate U.S. Government Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Intermediate U.S. Government Income Fund, including the fund's portfolio, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Intermediate U.S. Government Income Fund as of November 30, 2002, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                   KPMG LLP

Boston, Massachusetts
January 8, 2003




THE FUND'S PORTFOLIO
November 30, 2002

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (78.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government and Agency Mortgage Obligations (52.1%)
-------------------------------------------------------------------------------------------------------------------
           $482,661 Federal Home Loan Mortgage Corporation 7 1/2s, with due dates
                    from April 1, 2016 to December 1, 2017                                                 $513,162
                    Federal National Mortgage Association Adjustable Rate Mortgages
          6,108,161 6.606s, September 1, 2031                                                             6,333,979
            103,897 6.092s, with due dates from November 1, 2024 to July 1, 2026                            106,080
                    Federal National Mortgage Association Pass-Through Certificates
              5,500 11 1/4s, October 1, 2010                                                                  5,934
             23,999 8s, May 1, 2013                                                                          25,552
             17,449 7 1/2s, TBA, December 1, 2031                                                            18,441
          2,704,830 7 1/2s, with due dates from September 1, 2029 to
                    November 1, 2030                                                                      2,859,239
         56,922,162 7 1/2s, with due dates from December 1, 2011 to
                    November 1, 2016                                                                     60,512,925
        300,075,000 7s, TBA, December 1, 2032                                                           313,296,904
          3,038,820 7s, with due dates from September 1, 2007 to November 1, 2012                         3,221,558
         87,860,642 6 1/2s, with due dates from February 1, 2014 to September 1, 2017                    92,198,193
         96,000,000 6s, TBA, December 1, 2017                                                            99,660,000
          4,284,457 6s, with due dates from March 1, 2014 to July 1, 2017                                 4,465,672
            332,160 Government National Mortgage Association Adjustable Rate
                    Mortgages 7s, July 20, 2026                                                             342,301
                    Government National Mortgage Association Pass-Through Certificates
             83,080 8s, with due dates from May 15, 2024 to November 15, 2024                                90,000
          7,138,000 7 1/2s, TBA, December 1, 2032                                                         7,584,125
          6,282,937 7 1/2s, with due dates from December 15, 2023 to
                    December 1, 2032                                                                      6,679,778
         43,146,546 7s, with due dates from January 15, 2028 to April 15, 2032                           45,364,383
          4,649,380 6 1/2s, with due dates from July 15, 2029 to June 15, 2032                            4,840,639
                                                                                                      -------------
                                                                                                        648,118,865

U.S. Government and Agency Obligations (10.5%)
-------------------------------------------------------------------------------------------------------------------
                    Fannie Mae
            985,000 7 1/4s, May 15, 2030                                                                  1,193,980
         99,000,000 7 1/4s, January 15, 2010                                                            116,336,583
         12,010,000 6s, May 15, 2008                                                                     13,251,113
             10,000 Freddie Mac, 3 3/4s, April 15, 2004                                                      10,247
                                                                                                      -------------
                                                                                                        130,791,923

U.S. Treasury Obligations (15.9%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
          7,450,000 7 1/2s, November 15, 2016                                                             9,416,100
         44,955,000 4s, November 15, 2012                                                                44,171,794
          8,179,504 U.S. Treasury Inflation Index Notes 3 5/8s, January 15, 2008                          8,748,233
                    U.S. Treasury Notes
         36,700,000 6 3/4s, May 15, 2005                                                                 40,573,575
         40,620,000 6 1/2s, February 15, 2010                                                            47,169,975
         18,360,000 5 3/4s, November 15, 2005                                                            20,032,486
          4,000,000 4 3/8s, May 15, 2007                                                                  4,203,752
         23,780,000 3s, November 15, 2007                                                                23,498,540
                                                                                                      -------------
                                                                                                        197,814,455
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations (cost $973,380,668)                   $976,725,243

COLLATERALIZED MORTGAGE OBLIGATIONS (7.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Fannie Mae
         $4,444,000 Ser. 02-T18, Class A4, 7 1/2s, 2042                                                  $4,797,089
          7,152,757 Ser. 02-W4, Class A5, 7 1/2s, 2042                                                    7,721,065
          3,543,965 Ser. 01-T10, Class A2, 7 1/2s, 2041                                                   3,825,544
          3,823,835 Ser. 02-T4, Class A3, 7 1/2s, 2041                                                    4,127,650
            494,086 Ser. 99-T2, Class A1, 7 1/2s, 2039                                                      533,342
         58,297,287 Ser. 02-T16, Class A3, 7 1/2s, 2032                                                  62,929,181
          1,516,342 Ser. 02-T6, Class A2, 7 1/2s, 2031                                                    1,636,820
          2,487,254 Ser. 01-T12, Class A2, 7 1/2s, 2031                                                   2,684,874
          4,050,336 Ser. 01-T7, Class A1, 7 1/2s, 2031                                                    4,372,148
          2,982,214 Ser. 00-T6, Class A1, 7 1/2s, 2030                                                    3,219,159
            241,426 Ser. 02-W3, Class A5, 7 1/2s, 2028                                                      260,608
          1,476,860 Federal Home Loan Mortgage Corp. Structured
                    Pass-Through Securities Ser. T-42, Class A5, 7 1/2s, 2042                             1,594,201
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $97,021,172)                        $97,701,681

SHORT-TERM INVESTMENTS (47.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
       $200,000,000 Federal Home Loan Banks effective yield of 1.23%,
                    December 18, 2002                                                                  $199,883,833
         52,623,000 Federal Home Loan Banks effective yield of 1.23%,
                    December 13, 2002                                                                    52,601,425
        189,000,000 Federal Home Loan Mortgage Association zero %,
                    December 2, 2002                                                                    188,981,100
         25,000,000 Federal National Mortgage Association effective yield of 1.23%,
                    December 17, 2002                                                                    24,986,333
         49,700,000 Federal National Mortgage Association zero %, December 18, 2002                      49,660,337
         70,000,000 Federal National Mortgage Association zero %, December 11, 2002                      69,976,083
                                                                                                      -------------
                    Total Short-Term Investments (cost $586,089,111)                                   $586,089,111
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,656,490,951)                                          $1,660,516,035
-------------------------------------------------------------------------------------------------------------------

(a) Percentages indicated are based on net assets of $1,244,189,877

    TBA after the name of a security represents to be announced securities (Note 1).

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,656,490,951) (Note 1)                                                     $1,660,516,035
-------------------------------------------------------------------------------------------
Cash                                                                              2,325,570
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    6,664,587
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            2,710,067
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    2,350,616
-------------------------------------------------------------------------------------------
Total assets                                                                  1,674,566,875

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               164,635
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                423,216,884
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        4,603,356
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,482,990
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          194,530
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        33,612
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,367
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              573,644
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              104,980
-------------------------------------------------------------------------------------------
Total liabilities                                                               430,376,998
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,244,189,877

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,236,723,130
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,000,000
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                             2,441,663
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        4,025,084
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,244,189,877

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($588,231,938 divided by 113,869,859 shares)                                          $5.17
-------------------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $5.17)*                                $5.34
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($410,168,722 divided by 79,228,878 shares)**                                         $5.18
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($38,612,897 divided by 7,472,253 shares)**                                           $5.17
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($21,873,601 divided by 4,220,450 shares)                                             $5.18
-------------------------------------------------------------------------------------------
Offering price per class M share (100/98.00 of $5.18)***                              $5.29
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($185,302,719 divided by 35,923,918 shares)                                           $5.16
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On Sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2002

Interest income                                                                 $38,640,228
-------------------------------------------------------------------------------------------
Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,640,497
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,670,180
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    23,749
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     17,362
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,126,612
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,222,761
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               261,214
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                67,789
-------------------------------------------------------------------------------------------
Other                                                                               391,537
-------------------------------------------------------------------------------------------
Total expenses                                                                   10,421,701
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (77,484)
-------------------------------------------------------------------------------------------
Net expenses                                                                     10,344,217
-------------------------------------------------------------------------------------------
Net investment income                                                            28,296,011
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 24,977,395
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                       (2,876,204)
-------------------------------------------------------------------------------------------
Net gain on investments                                                          22,101,191
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $50,397,202
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                               Year ended November 30
                                                                           ----------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $28,296,011           $28,853,857
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                       24,977,395            15,523,828
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              (2,876,204)            2,877,745
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   50,397,202            47,255,430
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                           (16,396,254)          (12,781,211)
-------------------------------------------------------------------------------------------------------
    Class B                                                            (7,393,018)           (5,914,814)
-------------------------------------------------------------------------------------------------------
    Class C                                                              (719,934)             (415,578)
-------------------------------------------------------------------------------------------------------
    Class M                                                              (601,040)             (497,050)
-------------------------------------------------------------------------------------------------------
    Class Y                                                            (7,321,779)           (7,761,342)
-------------------------------------------------------------------------------------------------------
  From short-term capital gains
    Class A                                                            (2,372,223)                   --
-------------------------------------------------------------------------------------------------------
    Class B                                                            (1,650,556)                   --
-------------------------------------------------------------------------------------------------------
    Class C                                                              (155,668)                   --
-------------------------------------------------------------------------------------------------------
    Class M                                                               (87,924)                   --
-------------------------------------------------------------------------------------------------------
    Class Y                                                              (748,393)                   --
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     504,629,681           239,398,371
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                          517,580,094           259,283,806

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     726,609,783           467,325,977
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $1,000,000 and $5,136,014, respectively)                 $1,244,189,877          $726,609,783
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.10        $4.90        $4.81        $5.01        $4.90
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .17          .26 (d)      .28          .25          .25 (d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .12          .19          .06         (.20)         .14
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .29          .45          .34          .05          .39
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.25)        (.25)        (.25)        (.25)
-----------------------------------------------------------------------------------------------------
From net realized
gain on investment                      (.02)          --           --           --         (.03)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.25)        (.25)        (.25)        (.28)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.17        $5.10        $4.90        $4.81        $5.01
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.85         9.29         7.23         1.09         8.19
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $588,232     $327,332     $217,197     $243,927     $242,140
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .97          .96         1.00          .99         1.06
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.18         5.15         5.84         5.20         5.00
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                538.64 (c)   224.31 (c)   401.30       318.67       223.06
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.11        $4.91        $4.81        $5.01        $4.91
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .14          .23 (d)      .25          .22          .22 (d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .12          .19          .07         (.20)         .13
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .26          .42          .32          .02          .35
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.17)        (.22)        (.22)        (.22)        (.22)
-----------------------------------------------------------------------------------------------------
From net realized
gain on investment                      (.02)          --           --           --         (.03)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.19)        (.22)        (.22)        (.22)        (.25)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.18        $5.11        $4.91        $4.81        $5.01
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.21         8.61         6.79          .48         7.32
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $410,169     $194,202     $103,543     $137,130     $137,569
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.57         1.56         1.60         1.59         1.66
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.47         4.49         5.24         4.60         4.39
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                538.64 (c)   224.31 (c)   401.30       318.67       223.06
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                        For the period
Per-share                                                               July 26, 1999+
operating performance                       Year ended November 30         to Nov. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.10        $4.90        $4.81        $4.81
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                    .13          .21 (d)      .24          .07
----------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .12          .20          .06           -- (e)
----------------------------------------------------------------------------------------
Total from
investment operations                    .25          .41          .30          .07
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.16)        (.21)        (.21)        (.07)
----------------------------------------------------------------------------------------
From net realized
gain on investment                      (.02)        (.21)        (.21)        (.07)
----------------------------------------------------------------------------------------
Total distributions                     (.18)        (.21)        (.21)        (.07)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.17        $5.10        $4.90        $4.81
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.06         8.46         6.38         1.53*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $38,613      $18,335       $5,221       $2,746
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.72         1.71         1.75          .61*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.38         4.23         5.12         1.58*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                538.64 (c)   224.31 (c)    401.30       318.67
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.11        $4.92        $4.82        $5.02        $4.91
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .16          .25 (d)      .26          .24          .24 (d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .12          .18          .08         (.20)         .14
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .28          .43          .34          .04          .38
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.24)        (.24)        (.24)        (.24)
-----------------------------------------------------------------------------------------------------
From net realized
gain on investment                      (.02)          --           --           --         (.03)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.24)        (.24)        (.24)        (.27)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.18        $5.11        $4.92        $4.82        $5.02
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.68         8.88         7.26          .93         8.01
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $21,874      $15,244       $9,121      $10,918      $10,181
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.12         1.11         1.15         1.14         1.21
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.07         4.95         5.69         5.09         4.88
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                538.64 (c)   224.31 (c)   401.30       318.67       223.06
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.09        $4.90        $4.80        $5.01        $4.90
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .18          .27 (d)      .29          .26          .26 (d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .12          .18          .07         (.21)         .14
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .30          .45          .36          .05          .40
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.26)        (.26)        (.26)        (.29)
-----------------------------------------------------------------------------------------------------
From net realized
gain on investment                      (.02)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.23)        (.26)        (.26)        (.26)        (.29)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.16        $5.09        $4.90        $4.80        $5.01
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.13         9.35         7.73         1.14         8.46
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $185,303     $171,498     $132,245     $114,881     $120,019
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .72          .71          .75          .74          .81
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.55         5.41         6.11         5.45         5.30
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                538.64 (c)   224.31 (c)   401.30       318.67       223.06
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002

Note 1
Significant accounting policies

Putnam Intermediate U.S. Government Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with preservation of capital, through investments primarily in U.S. government securities.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 2.00% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage-backed securities, are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis.

E) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

F) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro-rata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sale transactions and dividends payable. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November
30, 2002 the fund required no reclassifications.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                    $7,827,269
Unrealized depreciation                    (3,858,656)
                                   ------------------
Net unrealized appreciation                 3,968,613
Undistributed ordinary income               2,564,576
Undistributed gain                          1,098,195
Post October loss                                  --
Cost for federal income
  tax purposes                         $1,656,547,422

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) the annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2002, the fund's expenses were reduced by $77,484 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,867 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00% and 0.40% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended November 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $76,039 and $2,122 from the sale of class A and class M shares, respectively, and received $562,712 and $17,353 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2002, Putnam Retail Management, acting as underwriter received $113,118 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended November 30, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $2,398,121,140 and $2,460,468,705, respectively. Purchases and sales of U.S. government obligations aggregated $5,446,967,229 and $5,398,514,045, respectively.

Note 4
Capital shares

At November 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                               Year ended November 30, 2002
---------------------------------------------------------------------------
Class A                                          Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 191,218,699        $975,173,139
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                              3,193,127          16,321,022
---------------------------------------------------------------------------
                                            194,411,826         991,494,161

Shares repurchased                         (144,771,443)       (737,389,461)
---------------------------------------------------------------------------
Net increase                                 49,640,383        $254,104,700
---------------------------------------------------------------------------

                                               Year ended November 30, 2001
---------------------------------------------------------------------------
Class A                                          Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 112,189,625        $565,029,946
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                              2,052,825          10,346,741
---------------------------------------------------------------------------
                                            114,242,450         575,376,687

Shares repurchased                          (94,316,415)       (473,850,846)
---------------------------------------------------------------------------
Net increase                                 19,926,035        $101,525,841
---------------------------------------------------------------------------

                                               Year ended November 30, 2002
---------------------------------------------------------------------------
Class B                                          Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  64,303,787        $331,222,724
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                              1,389,458           7,123,431
---------------------------------------------------------------------------
                                             65,693,245         338,346,155

Shares repurchased                          (24,494,983)       (125,594,500)
---------------------------------------------------------------------------
Net increase                                 41,198,262        $212,751,655
---------------------------------------------------------------------------

                                               Year ended November 30, 2001
---------------------------------------------------------------------------
Class B                                          Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  32,157,765        $162,760,059
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                918,084           4,636,129
---------------------------------------------------------------------------
                                             33,075,849         167,396,188

Shares repurchased                          (16,131,086)        (81,333,351)
---------------------------------------------------------------------------
Net increase                                 16,944,763         $86,062,837
---------------------------------------------------------------------------

                                               Year ended November 30, 2002
---------------------------------------------------------------------------
Class C                                          Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  10,065,684         $51,584,364
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                130,434             666,864
---------------------------------------------------------------------------
                                             10,196,118          52,251,228

Shares repurchased                           (6,319,558)        (32,315,406)
---------------------------------------------------------------------------
Net increase                                  3,876,560         $19,935,822
---------------------------------------------------------------------------

                                               Year ended November 30, 2001
---------------------------------------------------------------------------
Class C                                          Shares              Amount
---------------------------------------------------------------------------
Shares sold                                   7,195,053         $36,234,884
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 61,433             310,340
---------------------------------------------------------------------------
                                              7,256,486          36,545,224

Shares repurchased                           (4,725,132)        (23,718,969)
---------------------------------------------------------------------------
Net increase                                  2,531,354         $12,826,255
---------------------------------------------------------------------------

                                               Year ended November 30, 2002
---------------------------------------------------------------------------
Class M                                          Shares              Amount
---------------------------------------------------------------------------
Shares sold                                   4,244,369         $21,779,225
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                117,439             601,554
---------------------------------------------------------------------------
                                              4,361,808          22,380,779

Shares repurchased                           (3,123,600)        (15,969,176)
---------------------------------------------------------------------------
Net increase                                  1,238,208          $6,411,603
---------------------------------------------------------------------------

                                               Year ended November 30, 2001
---------------------------------------------------------------------------
Class M                                          Shares              Amount
---------------------------------------------------------------------------
Shares sold                                   2,126,860         $10,789,135
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 87,814             443,823
---------------------------------------------------------------------------
                                              2,214,674          11,232,958

Shares repurchased                           (1,087,694)         (5,479,554)
---------------------------------------------------------------------------
Net increase                                  1,126,980          $5,753,404
---------------------------------------------------------------------------

                                               Year ended November 30, 2002
---------------------------------------------------------------------------
Class Y                                          Shares              Amount
---------------------------------------------------------------------------
Shares sold                                   6,838,674         $34,988,350
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                              1,584,425           8,070,172
---------------------------------------------------------------------------
                                              8,423,099          43,058,522

Shares repurchased                           (6,190,552)        (31,632,621)
---------------------------------------------------------------------------
Net increase                                  2,232,547         $11,425,901
---------------------------------------------------------------------------

                                               Year ended November 30, 2001
---------------------------------------------------------------------------
Class Y                                          Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  10,540,079         $52,524,323
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                              1,634,411           8,203,018
---------------------------------------------------------------------------
                                             12,174,490          60,727,341

Shares repurchased                           (5,494,675)        (27,497,307)
---------------------------------------------------------------------------
Net increase                                  6,679,815         $33,230,034
---------------------------------------------------------------------------


Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to December 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $1,098,195 as long term capital gain for its taxable year ended November 30, 2002.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES


Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.

-------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of November 30, 2002,
  there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III
  is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46),                                                       and Putnam Management
Senior Vice President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management; prior to
                                                                 January 1998, Partner and Director,
                                                                 Cooke & Bieler, Inc.

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to 1999,
                                                                 Managing Director, J.P. Morgan

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to 1998, Managing Director, Swiss
                                                                 Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

John R. Verani                     Since 1988                    Senior Vice President, Putnam Investments
(6/11/39), Vice President                                        and Putnam Management

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer

Kevin M. Cronin                    Since 1998                    Managing Director of Putnam Management
(6/13/61), Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer  and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Kevin M. Cronin
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Intermediate U.S. Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


AN036-84110  398/428/674  1/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
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Putnam Intermediate U.S. Government Income Fund
Supplement to Annual Report dated 11/30/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.


ANNUAL RESULTS AT A GLANCE
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Total return for periods ended 11/30/02

                                                             NAV

1 year                                                       6.13%
5 years                                                     37.14
Annual average                                               6.52
Life of fund (since class A inception, 2/16/93)             77.26
Annual average                                               6.02

Share value:                                                 NAV

11/30/01                                                    $5.09
11/30/02                                                    $5.16

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Distributions:     No.         Income         Capital gains         Total
                   12        $0.233941             --             $0.233941
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Please note that past performance is not indicative of future results.
More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.